UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 28, 2007 Date of Report (Date of earliest event reported)

NYSE Euronext, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-137506	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York		10005

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 656-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 28, 2007 and March 30, 2007, NYSE Euronext, Inc. (“NYSE Euronext”) entered into definitive documentation establishing a global commercial paper program for the issuance of unsecured commercial paper (the “Notes”) in the United States and European capital markets. Under the program, NYSE Euronext may issue Notes from time to time in an aggregate amount not to exceed the lesser of €2,500,000,000 or $3,000,000,000 outstanding at any time. The Notes issued as part of the U.S. portion of the commercial paper program may have maturities ranging from one day to 397 days and the Notes issued as part of the European portion of the commercial paper program may have maturities ranging from one day to 183 days. Lehman Brothers, Inc. and Merrill Lynch Money Markets Inc. and affiliates will act as dealers for the U.S. portion of the commercial paper program, and Citibank International plc, Credit Suisse Securities (Europe) Limited and Société Générale will act as dealers for the European portion of the commercial paper program.

     The proceeds from the Notes will be available to NYSE Euronext for general corporate purposes. NYSE Euronext expects to use the initial proceeds of the Notes to repay borrowings under the €2.5 billion Credit Agreement (the “Bridge Credit Facility”), by and among NYSE Euronext, as borrower, NYSE Group, Inc. (“NYSE Group”) as guarantor, the lender parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, Société Générale, as documentation agent, and the presenting banks referred to therein. Borrowings under the Bridge Credit Facility will be used to pay the cash consideration in respect of the exchange offer by NYSE Euronext, through its wholly owned subsidiary NYSE Euronext (Holding) N.V., for all outstanding ordinary shares of Euronext N.V., being made pursuant to the Combination Agreement, dated June 1, 2006, as amended and restated on November 24, 2006, by and among NYSE Group, Euronext N.V., NYSE Euronext and Jefferson Merger Sub, Inc. NYSE Euronext expects to establish a syndicated revolving credit facility as a liquidity backstop for the global commercial paper program in the near future.

     The Notes will not be registered under the Securities Act or state securities laws, and may only be offered and sold in compliance with an applicable exemption from the registration requirements of the Securities Act and any applicable State securities laws. This announcement is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or an exemption therefrom.

     The Issuing and Paying Agency Agreement and the two Dealer Agreements related to the U.S. portion of the commercial paper program are filed as Exhibits 10.1, 10.2 and 10.3 to this report and are incorporated herein by reference. The Note Agency Agreement and Dealer Agreement related to the European portion of the commercial paper program are attached hereto as Exhibits 10.4 and 10.5 to this report and are incorporated herein by reference. The description of the commercial paper program and the Notes does not purport to be complete and is qualified in its entirety by reference to the agreements attached hereto as Exhibits 10.1 through 10.5, to this report and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

  Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number Description

10.1	Issuing and Paying Agency Agreement, between NYSE Euronext, Inc. and
JPMorgan Chase Bank, National Association, dated March 28, 2007.

10.2	Commercial Paper Dealer Agreement 4(2) Program, between NYSE
Euronext, Inc., as Issuer, and Lehman Brothers, Inc., as Dealer, dated
March 28, 2007.

10.3	Commercial Paper Dealer Agreement 4(2) Program, between NYSE
Euronext, Inc., as Issuer, Merrill Lynch Money Markets Inc., as Dealer,
Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Dealer, dated March
28, 2007.

10.4	Note Agency Agreement Relating to a Euro-Commercial Paper Programme,
between NYSE Euronext, Inc. and Citibank, N.A., as Issue and Paying Agent,
dated March 30, 2007.

10.5	Dealer Agreement Relating to a Euro-Commercial Paper Programme,
between NYSE Euronext, Inc., as Issuer, Citibank International plc, as
Arranger, and Citibank International plc, Credit Suisse Securities (Europe)
Limited and Société Générale, as Dealers, dated March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE EURONEXT, INC.

Dated: April 2, 2007	By: /s/ Nelson Chai

	Name: Title:	Nelson Chai
Chief Financial Officer

Cautionary Note Regarding Forward-Looking Statements

     Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties. NYSE Group, Inc. (“NYSE Group”), Euronext N.V. (“Euronext”) and NYSE Euronext, Inc. (“NYSE Euronext”) caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including estimated revenue and cost synergies, NYSE Euronext’s plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group’s and NYSE Euronext’s filings with the U.S. Securities Exchange Commission (the “SEC”), including NYSE Group’s Report on Form 10-K for the fiscal year ending December 31, 2005 which are available on NYSE Group’s website at www.nyse.com and on the SEC’s website at www.sec.gov, in Euronext’s filings with the Autoriteit Financiële Markten (Authority for the Financial Markets) in The Netherlands, including its annual report and registration document for 2005, which is available on Euronext’s website at www.euronext.com and in the offering materials filed by NYSE Euronext and Euronext with the AMF, which are available on the AMF website at www.amf-france.org. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Pending Transaction

     In connection with the pending business combination transaction between NYSE Group and Euronext, a newly formed holding company, NYSE Euronext, has filed a registration statement (“document de base”) with the Autorité des Marchés Financiers (AMF) in France, registered on 30 November, 2006 under number I.06-184, for the purpose of listing its shares on Eurolist by Euronext. NYSE Euronext’s registration statement is available on the websites of the AMF (www.amf-france.org) and Euronext (www.euronext.com) and may be obtained free of charge from Euronext. In addition, in connection with NYSE Euronext’s exchange offer for Euronext shares, NYSE Euronext has filed an offer document (“note d'information”) and Euronext has filed a response document (“note en réponse”) with the AMF in France.

     On January 18, 2007, the AMF cleared the exchange offer and issued visa no. 07-018 on NYSE Euronext’s document and visa no 07-019 on Euronext’s document. On February 14, 2007 NYSE Euronext also filed with the AMF an update on the legal, financial and accounting information concerning NYSE Euronext, which also contains legal, financial and accounting information concerning NYSE Euronext (Holding). On the same date, Euronext filed with the AMF an update on the legal, financial and accounting information concerning Euronext. These offering materials are available on the website of the AMF (www.amf-france.org). The NYSE Euronext exchange offer documents may also be obtained free of charge from the presenting banks, namely Citigroup Global Markets Limited, Société Générale and JPMorgan and Euronext exchange offer documents are available on the website of Euronext (www.euronext.com) and may be obtained free of charge from Euronext.

EURONEXT SHAREHOLDERS ARE URGED TO READ THE OFFERING MATERIALS FILED BY NYSE EURONEXT AND EURONEXT WITH THE AMF BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE OFFER.

     NYSE Euronext has filed with the SEC a Registration Statement on Form S-4 (File No. 333-137506) (the “Form S-4”) that includes a form of proxy statement of NYSE Group, shareholder circular of Euronext, and exchange offer prospectus, each of which constitutes a prospectus of NYSE Euronext. The SEC declared the Form S-4 effective on November 27, 2006. NYSE Euronext and NYSE Group have filed other publicly available relevant documents concerning the proposed transaction with the SEC.

     On February 16, 2007, NYSE Euronext filed a definitive exchange offer prospectus, dated February 15, 2007 (the “exchange offer prospectus”), meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. No offering of securities in the United States shall be made except by means of such prospectus.

U.S. HOLDERS OF EURONEXT SHARES ARE URGED TO READ THE EXCHANGE OFFER PROSPECTUS BECAUSE THIS DOCUMENT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED EXCHANGE OFFER.

     U.S. Holders of Euronext shares may obtain a free copy of the Form S-4, the exchange offer prospectus and other related documents filed by NYSE Group and NYSE Euronext with the SEC at the SEC's Web site at www.sec.gov.

     This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.